Exhibit 10.29

CERTAIN INFORMATION IDENTIFIED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS (“[***]”), HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

WORK ORDER No 2

This Work Order (“Work Order”) is between Xenetic Biosciences, Inc., 40 Speen St., Ste 102, Framingham, MA 01701 (“Sponsor”) and PJSC Pharmsynthez, No134, Liter 1, Poselok Kuzmolovsky, St. Kapitolovo, Vsevolozhsky Raion, Leningradskaya Oblast, 188663, Russia (“Pharms”) and relates to the Master Services Agreement dated as of June 12, 2020 (the “Agreement”), as amended by Amendment No. 1 to the Master Services Agreement, dated as of October 12, 2021 (the “Amendment One”), which is incorporated by reference herein. Pursuant to the Agreement, Pharms has agreed to perform certain services in accordance with written Work Orders, such as this one, entered into from time-to-time. This Work Order sets forth the obligations of the parties with regard to conducting certain services associated with development of Sponsor’s XCART technology.

The parties hereby agree as follows:

1.                  Work Order. This document constitutes a “Work Order” under the Agreement and this Work Order and the services contemplated herein are subject to the terms and provisions of the Agreement.

2.                  Services and Payment of Fees and Expenses. The specific services contemplated by this Work Order (the “Services”) and the related payment terms and obligations are set forth on Attachment 1 hereto, which is incorporated herein by reference:

3.                  Term. The term of this Work Order shall commence on the date of execution and shall continue until the Services described are completed, unless this Work Order is terminated in accordance with the Agreement. If the Agreement is terminated or expires, but this Work Order is not terminated or completed, then the terms of the Agreement shall continue to apply to this Work Order until the Work Order is either terminated or completed.

4.                  Amendments. No modification, amendment, or waiver of this Work Order shall be effective unless in writing and duly executed and delivered by each party to the other.

5.                  Standard Operating Procedures. Pharms shall conduct the Study according to the formats and procedures set forth in Pharms’s Standard Operating Procedures (“SOPs”).

6.                  Third Parties. The Third Party vendors who will be performing services on the Study are set forth in Attachment 1 and/or 2. Sponsor has provided its written consent and approves such Third Party vendors listed and referred to within this Agreement.

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ACKNOWLEDGED, ACCEPTED AND AGREED TO:

PJSC Pharmsynthez

By: /s/ Prilezhaev Efim

(Signature)

Print: Prilezhaev Efim

Title: Chief Executive Officer

Date: ____________________________

Xenetic Biosciences, Inc.

By: /s/ Curtis Lockshin, PhD

(Signature)

Print: Curtis Lockshin

Title: Chief Scientific Officer

Date:     October 12, 2021

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ATTACHMENT 1: SCOPE OF WORK/PROJECT BUDGET

[***]

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ATTACHMENT 2: THIRD PARTY AGREEMENTS

Shemyakin and Ovchinnikov Institute of Bioorganic Chemistry (Moscow)

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